Exhibit 4.2

Execution Version

LYB INTERNATIONAL FINANCE II B.V.
LYONDELLBASELL INDUSTRIES N.V.
and
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

_______________________________

FIRST SUPPLEMENTAL INDENTURE
Dated as of September 17, 2019
to
Indenture
Dated as of March 2, 2016

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of September 17, 2019, is by and between LYB International Finance II B.V., a private company with limited liability (besloten vennootschap) under the laws of The Netherlands (the “Company”), LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of The Netherlands (the “Guarantor”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).
WHEREAS, the Company, the Guarantor and the Trustee have previously executed and delivered that certain indenture, dated as of March 2, 2016 (the “Base Indenture” and, as supplemented by the First Supplemental Indenture, the “Indenture”);
WHEREAS, Sections 2.01 and 9.01 of the Base Indenture permit the form and the terms of any additional series of Securities (as defined in the Base Indenture) to be established pursuant to an indenture supplemental to the Base Indenture;
WHEREAS, the Company has authorized the issuance of €500,000,000 in aggregate principal amount of its 0.875% Notes Due 2026 (the “2026 Notes”) and €500,000,000 in aggregate principal amount of its 1.625% Notes Due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Notes”);
WHEREAS, each of the 2026 Notes and the 2031 Notes will be established as a separate series of Securities under the Base Indenture; and
WHEREAS, the execution and delivery of this First Supplemental Indenture have been authorized by the Company and the Guarantor.
NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:
ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.1 Relation to Base Indenture
This entire First Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this First Supplemental Indenture, shall apply to the Notes) in respect of the Notes, and shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or affect in any manner the terms and conditions of the Securities of any other series.
Section 1.2 Definitions
For all purposes of this First Supplemental Indenture, the capitalized terms used herein (i) which are defined in the recitals or introductory paragraph hereof have the respective meanings assigned thereto in the applicable provision of the recitals and introductory paragraph, and (ii) which are defined in the Base Indenture (and which are not defined in the recitals or introductory paragraph hereof) have the respective meanings assigned thereto in the Base Indenture. For all purposes of this First Supplemental Indenture:
(a) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this First Supplemental Indenture; and
(b) The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this First Supplemental Indenture.
(c) The following terms, as used herein, have the following meanings:

“2026 Change of Control Offer” has the meaning given to such term in the Section 5.1.
“2026 Change of Control Payment” has the meaning given to such term in the Section 5.1.
“2026 Interest Payment Date” has the meaning given to such term in the Section 2.2(b).
“2026 Notes” has the meaning given to such term in the Recitals.
“2026 Par Call Date” means June 17, 2026 (three months prior to the maturity date of the 2026 Notes).
“2031 Change of Control Offer” has the meaning given to such term in the Section 5.2.
“2031 Change of Control Payment” has the meaning given to such term in the Section 5.2.
“2031 Interest Payment Date” has the meaning given to such term in the Section 2.3(b).
“2031 Notes” has the meaning given to such term in the Recitals.
“2031 Par Call Date” means June 17, 2031 (three months prior to the maturity date of the 2031 Notes).
“Additional Amounts” has the meaning given to such term in the Section 6.1.
“Base Indenture” has the meaning given to such term in the Recitals.
“Business Day” means each day which is not a Legal Holiday.
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the Voting Stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the Voting Stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the Voting Stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Base Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.

These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Offer” has the meaning given to such term in the Section 5.2.
“Change of Control Payment” has the meaning given to such term in the Section 5.2.
“Change of Control Payment Date” has the meaning given to such term in the Section 5.3.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Clearing System Business Day” means Monday to Friday, except December 25 and January 1.
“Common Safekeeper” means, with respect to Notes issued in the form of a Global Note in accordance with the New Safekeeping Structure, Clearstream Banking, S.A. (“Clearstream”), which is the entity elected by the Company as Common Safekeeper, or such successor as Clearstream shall designate.
“Common Service Provider” means, with respect to Notes issued in the form of a Global Note in accordance with the New Safekeeping Structure, Deutsche Bank London Branch, AG, which is the entity appointed by the ICSDs to service the Notes, or such successor as the ICSDs shall designate.
“Company” has the meaning given to such term in the Introductory Paragraph.
“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.
“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Notes to be redeemed, calculated as if the maturity date of such Notes were the 2026 Par Call Date (with respect to the 2026 Notes) or the 2031 Par Call Date (with respect to the 2031 Notes), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.
“First Supplemental Indenture” has the meaning given to such term in the Introductory Paragraph.
“Global Note(s)” means one or more permanent, registered securities in global form and includes any Global Note intended to be held under the New Safekeeping Structure and registered in the name of a nominee for the Common Safekeeper.
“Guarantees” has the meaning given to such term in the Section 3.1.
“Guarantor” has the meaning given to such term in the Introductory Paragraph.
“ICSD(s)” means Clearstream and/or Euroclear Bank SA/NV (“Euroclear”), as the case may be and/or any additional or alternative clearing system approved by the Company, the Trustee and the Paying Agent (provided that such additional or alternative clearing system must also be authorized to hold a Global Note as eligible collateral for Eurosystem monetary policy and intra-day credit operations) collectively.

“Indenture” has the meaning given to such term in the Recitals.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Guarantor.
“Legal Holiday” means a Saturday, Sunday or other day on which the Trustee, registrar and paying agent or banking institutions are not required by law or regulation to be open in the State of New York or London and, for any place of payment outside of New York City or London, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, does not operate.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“New Safekeeping Structure” or “NSS” means a structure where a Global Note is registered in the name of a Common Safekeeper (or its nominee) for Euroclear and/or Clearstream and will be deposited on or about the issue date with the Common Safekeeper for Euroclear and/or Clearstream.
“Notes” has the meaning given to such term in the Recitals.
“Original 2026 Notes” has the meaning given to such term in the Section 2.2(a).
“Original 2031 Notes” has the meaning given to such term in the Section 2.3(a).
“Rating Agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Guarantor’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“Rating Event” means the rating on the 2026 Notes or the 2031 Notes, as the case may be, is lowered by both of the two Rating Agencies and the Notes of such series are rated below an Investment Grade Rating by both of the two Rating Agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes of such series is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“Tax Jurisdiction” means any jurisdiction in which the Company or the Guarantor (or a successor to either entity as issuer or guarantor) is incorporated or resident for tax purposes or any department or political subdivision thereof or therein or any jurisdiction from or through which payment with respect to the Notes or the Guarantees is made or deemed to be made by the Company or the Guarantor, in each case.
“Trustee” has the meaning given to such term in the Introductory Paragraph.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE II
THE NOTES
Section 2.1     Designation
The 2026 Notes and the 2031 Notes and the Trustee’s certificates of authentication shall be substantially in the form of Exhibit A and Exhibit B, respectively, to this First Supplemental Indenture, which are hereby incorporated into this First Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.
The Notes will be issued in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.
The Notes shall be dated the date of authentication thereof. The Notes will initially be represented by one or more fully registered Global Notes. Each such Global Note will be deposited with, or on behalf of, a Common Safekeeper, and registered in the name of the nominee of the Common Safekeeper for the accounts of Clearstream and Euroclear. The Notes shall not be issuable in definitive form except under the limited circumstances specified in Section 2.09 of the Base Indenture. The Company will hold at its registered office a register of the Notes in which Clearstream and Euroclear will be recorded as holder.
Section 2.2     Title, Amount and Payment of Principal and Interest
(a)The 2026 Notes shall be entitled the “0.875% Guaranteed Notes due 2026”. The Trustee shall authenticate and deliver (i) the 2026 Notes for original issue on the date hereof (the “Original 2026 Notes”) in the aggregate principal amount of €500,000,000 and (ii) additional 2026 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified by a Company order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.05 of the Base Indenture. Such order shall specify the amount of the 2026 Notes to be authenticated, the date on which the original issue of 2026 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of the 2026 Notes that may be outstanding at any time may not exceed €500,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.10 of the Base Indenture). The Original 2026 Notes and any additional 2026 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Securities for all purposes under the Indenture.
The principal amount of each 2026 Note shall be payable on September 17, 2026 (the “2026 Maturity Date”). Each 2026 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at a fixed rate of 0.875% per annum. Interest on the 2026 Notes shall be payable annually on September 17 of each year until the 2026 Maturity Date (the “2026 Interest Payment Date”), commencing on September 17, 2020. The regular record date for interest payable on the 2026 Notes on the 2026 Interest Payment Date shall be the Clearing System Business Day immediately preceding the 2026 Interest Payment Date. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the date from which interest begins to accrue for the period (or from the issue date of the Notes if no interest has been paid on the Notes) to, but excluding the next scheduled Interest Payment Date. Such payment convention is referred to hereinafter as Actual/Actual (ICMA).
All payments of interest and principal, including payments made upon any redemption of the 2026 Notes, shall be payable in Euros. Payment of interest, subject to such surrender where applicable, (i) may be made at the Company’s option by wire transfer or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register and (ii) in the case of any Global Notes, must be made by wire transfer at such place and to such account at a banking institution as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto. So long as the beneficial owner of the 2026 Notes is the Common Safekeeper, payment of principal and interest shall be made in accordance with the requirements of Euroclear and Clearstream. If, on or after September 10, 2019, the Euro is unavailable to the Company (or the Guarantor, in the case of payments under the guaranty hereunder) due to the imposition of exchange controls or other circumstances beyond the Company’s (or the Guarantor’s, in the case of payments under the guaranty hereunder) control or if the Euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2026 Notes will be made in U.S. Dollars until the Euro is again available to the Company (or the Guarantor, as applicable) or so used. The amount payable on any date in Euros will be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/Euro exchange rate published on Bloomberg L.P. on or most recently prior to the second business day prior to the relevant payment date. Any payment in respect of the 2026 Notes so made in U.S. Dollars will not constitute an Event of Default under the 2026 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.
(b)The 2031 Notes shall be entitled the “1.625% Guaranteed Notes due 2031”. The Trustee shall authenticate and deliver (i) the 2031 Notes for original issue on the date hereof (the “Original 2031 Notes”) in the aggregate principal amount of €500,000,000 and (ii) additional 2031 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified by a Company order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.05 of the Base Indenture. Such order shall specify the amount of the 2031 Notes to be authenticated, the date on which the original issue of 2031 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of the 2031 Notes that may be outstanding at any time may not exceed €500,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.10 of the Base Indenture). The Original 2031 Notes and any additional 2031 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Securities for all purposes under the Indenture.
The principal amount of each 2031 Note shall be payable on September 17, 2031 (the “2031 Maturity Date”). Each 2031 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at a fixed rate of 1.625% per annum. Interest on the 2031 Notes shall be payable on annually on September 17 of each year until the 2031 Maturity Date (the “2031 Interest Payment Date”), commencing on September 17, 2020. The regular record date for interest payable on the 2031 Notes on the 2031 Interest Payment Date shall be the Clearing System Business Day immediately preceding the 2031 Interest Payment Date.

All payments of interest and principal, including payments made upon any redemption of the 2031 Notes, shall be payable in Euros. Payment of interest, subject to such surrender where applicable, (i) may be made at the Company’s option by wire transfer or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register and (ii) in the case of any Global Notes, must be made by wire transfer at such place and to such account at a banking institution as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto. So long as the beneficial owner of the 2031 Notes is the Common Safekeeper, payment of principal and interest shall be made in accordance with the requirements of Euroclear and Clearstream. If, on or after September 10, 2019, the Euro is unavailable to the Company (or the Guarantor, in the case of payments under the guaranty hereunder) due to the imposition of exchange controls or other circumstances beyond the Company’s (or the Guarantor’s, in the case of payments under the guaranty hereunder) control or if the Euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2031 Notes will be made in U.S. Dollars until the Euro is again available to the Company (or the Guarantor, as applicable) or so used. The amount payable on any date in Euros will be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. Dollar/Euro exchange rate published on Bloomberg L.P. on or most recently prior to the second business day prior to the relevant payment date. Any payment in respect of the 2031 Notes so made in U.S. Dollars will not constitute an Event of Default under the 2031 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.
Section 2.3     Sinking Fund
The Notes shall not have the benefit of a sinking fund.
Section 2.4     Paying Agent; Place of Payment
Deutsche Bank Trust Company Americas shall initially serve as Paying Agent with respect to the Notes, with the Place of Payment services for all Notes initially being the following office of the Paying Agent: 60 Wall Street, 24th Floor, New York, NY 10005.

ARTICLE III
GUARANTEE
Section 3.1     Guarantee
In accordance with Article X of the Base Indenture, the Notes will be fully, unconditionally and absolutely guaranteed on an unsecured, unsubordinated basis by the Guarantor (the “Guarantees”).
ARTICLE IV
CHANGE OF CONTROL OFFER
Section 4.1     2026 Change of Control Offer
If a Change of Control Triggering Event occurs with respect to the 2026 Notes, unless the Company has exercised its option to redeem the 2026 Notes as described in Section 5.3, each Holder of the 2026 Notes shall have the right to require the Company to make an offer (a “2026 Change of Control Offer”) to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of that Holder’s 2026 Notes on the terms set forth herein. In a 2026 Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of 2026 Notes repurchased (a “2026 Change of Control Payment”), plus accrued and unpaid interest, if any, on the 2026 Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next 2026 Interest Payment Date.
Section 4.2     2031 Change of Control Offer
If a Change of Control Triggering Event occurs with respect to the 2031 Notes, unless the Company has exercised its option to redeem the 2031 Notes as described in Section 5.3, each Holder of the 2031 Notes shall have the right to require the Company to make an offer (a “2031 Change of Control Offer” and, with the 2026 Change of Control Offer, each a “Change of Control Offer”) to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of that Holder’s 2031 Notes on the terms set forth herein. In a 2031 Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of 2031 Notes repurchased (a “2031 Change of Control Payment” and, with the 2026 Change of Control Payment, each a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the 2031 Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next 2031 Interest Payment Date.
Section 4.3     Change of Control Offers Generally
(a)Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
(b)Upon the Change of Control Payment Date, the Company will, to the extent lawful: (i) accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
(c)The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
(d)The Company will comply with the applicable requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

ARTICLE V
REDEMPTION
Section 5.1     Optional Redemption of the 2026 Notes
(a)Prior to the 2026 Par Call Date, the 2026 Notes are redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the 2026 Notes to be redeemed; and the sum of the present values of the remaining scheduled payments of principal interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2026 Notes to be redeemed that would be due if such 2026 Notes matured on the 2026 Par Call Date (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate plus 30 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding the Redemption Date.
(b)On or after the 2026 Par Call Date, the 2026 Notes are redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2026 Notes to be redeemed plus accrued and unpaid interest on the 2026 Notes to be redeemed to, but excluding, the Redemption Date.
Section 5.2     Optional Redemption of the 2031 Notes
(a)Prior to the 2031 Par Call Date, the 2031 Notes are redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the 2031 Notes to be redeemed; and the sum of the present values of the remaining scheduled payments of principal interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2031 Notes to be redeemed that would be due if such 2031 Notes matured on the 2031 Par Call Date (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate plus 35 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding the Redemption Date.
(b)On or after the 2031 Par Call Date, the 2031 Notes are redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the 2031 Notes to be redeemed plus accrued and unpaid interest on the 2031 Notes to be redeemed to, but excluding, the Redemption Date.
Section 5.3     Redemption for Changes in Tax
(e)In accordance with Section 3.12 of the Base Indenture, the Company may redeem the 2026 Notes and the 2031 Notes, respectively, in whole but not in part, at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of such Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Base Indenture.
ARTICLE VI
ADDITIONAL AMOUNTS
Section 6.1     Additional Amounts

(a)All payments made under or with respect to the Notes and the Guarantees will be made free and clear of and without withholding or deduction for, or on account of, any present or future taxes imposed or levied by or on behalf of any applicable Tax Jurisdiction unless the withholding or deduction of such taxes is then required by law. If any deduction or withholding for, or on account of, any taxes imposed or levied by or on behalf of any applicable Tax Jurisdiction, will at any time be required to be made from any payments made under or with respect to the Notes or the Guarantees, including, without limitation, payments of principal, redemption price, purchase price, interest or premium, the Company or the Guarantor, as the case may be, will pay such additional amounts (the “Additional Amounts”) as may be necessary in order that the aggregate net amounts received in respect of such payments by the Holders of the Notes in respect of the Notes or the Guarantees (including Additional Amounts) after such withholding, deduction or imposition will equal the respective amounts that would have been received in respect of such payments in the absence of such withholding or deduction; provided that no Additional Amounts will be payable with respect to:
(i)any Note presented for payment in the United Kingdom or any other European Economic and Monetary Union member state;
(ii)any taxes that would not have been imposed but for the Holder's or beneficial owner's present or former connection with the relevant Tax Jurisdiction or but for any such connection on the part of a partner, beneficiary, settlor or shareholder of such Holder or beneficial owner (other than any connection resulting from the acquisition, ownership, holding or disposition of the Notes, the receipt of payments thereunder or under the Guarantees and/or the exercise or enforcement of rights under the Notes or the Guarantees);
(iii)any taxes that are imposed or withheld as a result of the failure of the Holder of the Notes or beneficial owner of the Notes to comply with any reasonable written request, made to that Holder or beneficial owner in writing at least 30 days before any such withholding or deduction would be payable, by the Company or the Guarantor to provide timely and accurate information concerning the nationality, residence or identity of such Holder or beneficial owner or to make any valid and timely declaration or similar claim or satisfy any certification, information or other reporting requirement, which is required or imposed by a statute, treaty, regulation or administrative practice of the relevant Tax Jurisdiction as a precondition to any exemption from or reduction in all or part of such taxes to which such holder is entitled;
(iv)any Note presented for payment more than 30 days after the relevant payment is first made available for payment to the Holder (except to the extent that the Holder would have been entitled to Additional Amounts had the Note been presented on the last day of such 30-day period);
(v)any payment of principal or interest on the Notes made to any Holder who is a fiduciary or partnership or any person other than the sole beneficial owner of such payment, to the extent that such payment would be required to be included in the income under the laws of the Tax Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to such fiduciary, a member of such a partnership or the beneficial owner of such payment who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the actual Holder of the Notes;
(vi)any estate, inheritance, gift, sales, transfer, personal property or similar taxes;
(vii)any taxes payable other than by deduction or withholding from payments under, or with respect to, the Notes or with respect to the Guarantees;
(viii)any taxes imposed by the United States or any political subdivision thereof or tax authority therein;

(ix)any taxes, assessments or other governmental charge imposed by the United States or by a taxing authority in the United States under Section 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or
(x)any combination of items (i) through (ix) above.
(b)If the Company or the Guarantor, as the case may be, becomes aware that it will be obligated to pay Additional Amounts pursuant to this Section 6.1 with respect to any payment under or with respect to any series of the Notes or the Guarantees, the Company or the Guarantor, as the case may be, will deliver to the Trustee on a date that is at least 30 days prior to the date of that payment (unless the obligation to pay such Additional Amounts arises after the 30th day prior to that payment date, in which case the Company or the Guarantor, as the case may be, shall notify the Trustee promptly thereafter) an Officer's Certificate of the Company or the Guarantor, as the case may be, stating the fact that such Additional Amounts will be payable pursuant to this Section 6.1 and the amount estimated to be so payable. Such Officer's Certificate must also set forth any other information reasonably necessary to enable the Paying Agents to pay such Additional Amounts to Holders of the Notes of such series on the relevant payment date. The Trustee shall be entitled to rely solely on such Officer's Certificate as conclusive proof that such payments are necessary. The Company or the Guarantor, as the case may be, will provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of Additional Amounts.
(c)The Company or the Guarantor, as the case may be, will make all withholdings and deductions required by law and will remit the full amount deducted or withheld to the relevant tax authority in accordance with applicable law with respect to payments in respect of the Notes or the Guarantees. Upon request, the Company or the Guarantor, as the case may be, will provide to the Trustee an official receipt or, if official receipts are not obtainable, other documentation reasonably satisfactory to the Trustee evidencing the payment of any taxes so deducted or withheld. Upon request, copies of those receipts or other documentation, as the case may be, will be made available by the Trustee to the Holders of the Notes.
(d)The obligations in this Section 6.1 will survive any transfer by a Holder or beneficial owner of its Notes and will apply mutatis mutandis to any jurisdiction in which any successor person to the Company or the Guarantor is incorporated or resident for tax purposes or any jurisdiction from or through which such person makes any payment in respect of the Notes or the Guarantees and any department or political subdivision thereof or therein.
ARTICLE VII
MISCELLANEOUS PROVISIONS
Section 7.1    Indenture. Except as amended hereby, the Base Indenture is in all respects ratified and confirmed and all the terms thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Base Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Base Indenture shall be bound hereby, and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this First Supplemental Indenture shall control.
Section 7.2    Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 7.3    Successors. All agreements of the Company in this First Supplemental Indenture shall bind its successors. All agreements of the Guarantor in this First Supplemental Indenture shall bind its successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

Section 7.4    Duplicate Originals. Each of the parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. It is the express intent of the parties to be bound by the exchange of signatures on this First Supplemental Indenture via telecopy or other form of electronic transmission.
Section 7.5    Severability. In case any one or more of the provisions in this Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.
Section 7.6     Disclaimer. The Trustee accepts the amendments of the Base Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Guarantor, and the Trustee makes any representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.
Section 7.7    Effectiveness. The provisions of this First Supplemental Indenture shall be effective upon execution of this instrument by each of the parties hereto.
Section 7.8     Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year written above.
COMPANY:

LYB INTERNATIONAL FINANCE II B.V.

By:    /s/Larry Somma
Name: Larry Somma
Title: Authorized Attorney

GUARANTOR:

LYONDELLBASELL INDUSTRIES N.V.

By:    /s/Larry Somma
Name: Larry Somma
Title: Authorized Attorney

TRUSTEE:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:    /s/Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

By:    /s/Debra A. Schwalb
Name: Debra A. Schwalb
Title: Vice President

EXHIBIT A
FORM OF NOTE DUE 2026
[FORM OF FACE OF NOTE]
[INSERT FOR GLOBAL NOTE: THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE NOMINEE OF THE ENTITY APPOINTED AS COMMON SAFEKEEPER FOR EUROCLEAR BANK S.A./N.V. (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”). TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF THE COMMON SAFEKEEPER OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

CUSIP: 5024W AC1
ISIN: XS2052310054

LYB International Finance II B.V.
GLOBAL NOTE

0.875% Guaranteed Notes due 2026
Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.

No. [ ]	€[ ]

LYB INTERNATIONAL FINANCE II B.V., a private company with limited liability under the laws of the Netherlands, promises to pay to Clearstream Nominees Limited, or registered assigns, the principal sum of euro set forth on the Schedule of Increases or Decreases in Global Note attached hereto on [•], 20[•].
Interest Payment Date: Annually on September 17, commencing on September 17, 2020
Record Date: the Clearing System Business Day immediately preceding the related interest payment date
This Note shall not be valid for any purposes until it has been effectuated for or on behalf of the Common Safekeeper.
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE II B.V., as Issuer
By:
Name:[•]
Title:Attorney-in-Fact

Dated: September [•], 2019

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name:[•]
Title:Attorney-in-Fact

Dated: September [•], 2019

This is one of the Notes referred to in the within-mentioned Indenture:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:_________________________________
Name:
Title:

Dated: September [•], 2019

Effectuated for and on behalf of CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG, as Common Safekeeper, without recourse, warranty or liability.

CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG, as Common Safekeeper
By:
Name:[•]
Title:Authorized Person

[Back of Note]

0.875% Guaranteed Notes due 2026
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
LYB International Finance II B.V., a private company with limited liability (besloten vennootschap) under the laws of the Netherlands (the “Company”), promises to pay interest on the principal amount of this Note at 0.875% per annum from September 17, 2019 until maturity and shall pay Additional Amounts in respect thereof as set forth in the Indenture (as defined below). The Company will pay interest annually in arrears on September 17 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be September 17, 2026. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be payable to Holders of record on the Clearing System Business Day immediately preceding the Interest Payment Date. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the date from which interest begins to accrue for the period (or from the issue date of the Notes if no interest has been paid on the Notes) to, but excluding the next scheduled Interest Payment Date. Such payment convention is referred to hereinafter as Actual/Actual (ICMA).
Section 1.Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the Clearing System Business Day immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Base Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. All payments of interest and principal, including payments made upon any redemption of the Notes, will be payable in Euro. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the Euro is no longer being used by the then member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in Dollars until the Euro is again available to us or so used. The amount payable on any date in Euro will be converted into Dollars on the basis of the then most recently available market exchange rate for Euro, as the case may be. Any payment in respect of the Notes so made in Dollars will not constitute an Event of Default under the Notes or the Indenture.
Section 2.Trustee; Paying Agent and Registrar. Deutsche Bank Trust Company Americas, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
Section 3.Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

Section 4.Indenture. The Company issued the Notes under an Indenture, dated as of March 2, 2016 (the “Base Indenture”), between the Company, the Guarantor and the Trustee, and as supplemented by the First Supplemental Indenture, dated as of September 17, 2019 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note represents a duly authorized issue of Notes of the Company designated as its 0.875% Guaranteed Notes due 2026 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Base Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
Section 5.Optional Redemption.
Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
100% of the principal amount of the Notes to be redeemed; and
the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Notes to be     redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate plus 30 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 30 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company or the Guarantor defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of €100,000 or any integral multiple of €1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by lot or any other method the Trustee deems fair and appropriate.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Business Day” means each day which is not a Legal Holiday.
“Clearing System Business Day” means Monday to Friday, except December 25 and January 1.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Notes to be redeemed, calculated as if the maturity date of such Notes were the Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.
“Legal Holiday” means a Saturday, Sunday or other day on which the Trustee, Registrar and Paying Agent or banking institutions are not required by law or regulation to be open in the State of New York or London and, for any place of payment outside of New York City or London, in such place of payment, and on which the Trans- European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, does not operate.
“Par Call Date” means June 17, 2026 (three months prior to the maturity date).
Section 6.Redemption for Changes in Taxes. In accordance with Section 3.12 of the Base Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Base Indenture.
Section 7.Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
Section 8.Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and

•
deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 8, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Base Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.
These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
Section 9.Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of €100,000 and integral multiples of €1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
Section 10.Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
Section 11.Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
Section 12.Defaults and Remedies. If an Event of Default with respect to the Notes at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Notes (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Base Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series (and the Notes) so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series (and the Notes) or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Notes shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Base Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Notes. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Base Indenture.
Section 13.Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
Section 14.GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 15.CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance II B.V.
Delftseplein 27E
3013 AA Rotterdam
The Netherlands
Facsimile: +31 10 713 7912
Attention: Managing Director
and
Lyondell Chemical Company
1221 McKinney Street
Suite 300
Houston, TX 77010
Facsimile: (713) 309-4631
Attention: General Counsel

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:_________________________________________________________
(Insert assignee’s legal name)
_____________________________________________________________________________________________
(Insert assignee’s Soc. Sec. or tax I.D. no.)
_____________________________________________________________________________________________
_____________________________________________________________________________________________
____________________________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint__________________________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _________________________

Your Signature:_______________________________________________
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: ___________________________________

________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
€_______________
Date:__________________

Your Signature: _____________________________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:______________________________________________

Signature Guarantee*:__________________________________

_________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT B
FORM OF NOTE DUE 2031
[FORM OF FACE OF NOTE]
[INSERT FOR GLOBAL NOTE: THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE NOMINEE OF THE ENTITY APPOINTED AS COMMON SAFEKEEPER FOR EUROCLEAR BANK S.A./N.V. (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM”). TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF THE COMMON SAFEKEEPER OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

CUSIP: 50247W AD9
ISIN: XS2052313827
LYB International Finance II B.V.
GLOBAL NOTE
representing up to

1.625% Guaranteed Notes due 2031
Fully and Unconditionally Guaranteed by

LyondellBasell Industries N.V.

No. [ ]	€[ ]

LYB INTERNATIONAL FINANCE II B.V., a private company with limited liability under the laws of the Netherlands, promises to pay to Clearstream Nominees Limited, or registered assigns, the principal sum of euro set forth on the Schedule of Increases or Decreases in Global Note attached hereto on [•], 20[•].
Interest Payment Date: Annually on September 17, commencing on September 17, 2020
Record Date: the Clearing System Business Day immediately preceding the related interest payment date
This Note shall not be valid for any purposes until it has been effectuated for or on behalf of the Common Safekeeper.
Additional provisions of this Note are set forth on the other side of this Note.
IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

LYB INTERNATIONAL FINANCE II B.V., as Issuer
By:
Name:[•]
Title:Attorney-in-Fact

Dated: September [•], 2019

LYONDELLBASELL INDUSTRIES N.V., as Guarantor
By:
Name:[•]
Title:Attorney-in-Fact

Dated: September [•], 2019

This is one of the Notes referred to in the within-mentioned Indenture:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:_________________________________
Name:
Title:

Dated: September [•], 2019

Effectuated for and on behalf of CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG, as Common Safekeeper, without recourse, warranty or liability.

CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG, as Common Safekeeper
By:
Name:[•]
Title:Authorized Person

[Back of Note]
1.625% Guaranteed Notes due 2031
Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
LYB International Finance II B.V., a private company with limited liability (besloten vennootschap) under the laws of the Netherlands (the “Company”), promises to pay interest on the principal amount of this Note at 1.625% per annum from September 17, 2019 until maturity and shall pay Additional Amounts in respect thereof as set forth in the Indenture (as defined below). The Company will pay interest annually in arrears on September 17 of each year, or if any such day is not a Business Day, on the next succeeding Business Day without the accrual of interest for the intervening period (each, an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that the first Interest Payment Date shall be September 17, 2020. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes. Interest will be payable to Holders of record on the Clearing System Business Day immediately preceding the Interest Payment Date. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the date from which interest begins to accrue for the period (or from the issue date of the Notes if no interest has been paid on the Notes) to, but excluding the next scheduled Interest Payment Date. Such payment convention is referred to hereinafter as Actual/Actual (ICMA).
Section 1.Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the Clearing System Business Day immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.15(b) of the Base Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. All payments of interest and principal, including payments made upon any redemption of the Notes, will be payable in Euro. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the Euro is no longer being used by the then member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in Dollars until the Euro is again available to us or so used. The amount payable on any date in Euro will be converted into Dollars on the basis of the then most recently available market exchange rate for Euro, as the case may be. Any payment in respect of the Notes so made in Dollars will not constitute an Event of Default under the Notes or the Indenture.
Section 2.Trustee; Paying Agent and Registrar. Deutsche Bank Trust Company Americas, will be the Trustee, Paying Agent and Registrar (the “Trustee”) under the Indenture with regard to the Notes.
Section 3.Guarantee. LyondellBasell Industries N.V., a public company with limited liability (naamloze vennootschap) under the laws of the Netherlands (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Notes, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on this Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on and any Additional Amounts with respect to this Note when and as the same shall become due, subject in each case to any applicable grace period. The Guarantee constitutes a guarantee of payment and not of collection. In the event of a default in the payment of principal of or any premium on any Note when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on or any Additional Amounts with respect to any Note when and as the same shall become due, each of the Trustee and the Holder of such Note shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.
Section 4.Indenture. The Company issued the Notes under an Indenture, dated as of March 2, 2016 (the “Base Indenture”), between the Company, the Guarantor and the Trustee, and as supplemented by the First Supplemental Indenture, dated as of September 17, 2019 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note represents a duly authorized issue of Notes of the Company designated as its 1.625% Guaranteed Notes due 2031 (the “Notes”). The Company shall be entitled to issue additional Notes pursuant to Section 2.01 of the Base Indenture. The Notes issued under the Indenture shall be treated as a single class of securities under the Indenture, unless otherwise specified in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
Section 5.Optional Redemption.
Prior to the Par Call Date, the Notes will be redeemable and repayable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of:
100% of the principal amount of the Notes to be redeemed; and
the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Notes to be     redeemed that would be due if the Notes matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate plus 35 basis points;
plus, accrued and unpaid interest to, but excluding, the date of redemption.
On or after the Par Call Date, the Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption.

Notes called for redemption become due on the date fixed for redemption. Notices of redemption will be mailed at least 30 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the redemption price or, if not ascertainable, the manner of determining the redemption price and the place(s) that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company or the Guarantor defaults in payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. Notes called for redemption will be redeemed and repaid in principal amounts of €100,000 or any integral multiple of €1,000 in excess thereof. If less than all the Notes are redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis or by lot or any other method the Trustee deems fair and appropriate.
For purposes of determining the optional redemption price, the following definitions are applicable:
“Business Day” means each day which is not a Legal Holiday.

“Clearing System Business Day” means Monday to Friday, except December 25 and January 1.
“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Notes to be redeemed, calculated as if the maturity date of such Notes were the Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.
“Legal Holiday” means a Saturday, Sunday or other day on which the Trustee, Registrar and Paying Agent or banking institutions are not required by law or regulation to be open in the State of New York or London and, for any place of payment outside of New York City or London, in such place of payment, and on which the Trans- European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, does not operate.
“Par Call Date” means June 17, 2031 (three months prior to the maturity date).
Section 6.Redemption for Changes in Taxes. In accordance with Section 3.12 of the Base Indenture, the Company may redeem the Notes in whole but not in part at its discretion at any time upon giving not less than 10 nor more than 60 days’ prior notice to the Holders of the Notes (which notice will be irrevocable) at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date fixed by the Company for redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date and Additional Amounts (if any) in respect thereof) under the circumstances set forth in Section 3.12 of the Base Indenture.
Section 7.Sinking Fund. The Company shall not be required to make sinking fund payments with respect to the Notes.
Section 8.Change of Control Offer. If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes as described in Section 6, each Holder shall have the right to require the Company to make an offer (a “Change of Control Offer”) to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of that Holder’s Notes on the terms set forth herein. In a Change of Control Offer, the Company will offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased (a “Change of Control Payment”), plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase, subject to the right of Holders of record on the applicable record date to receive interest due on the next Interest Payment Date.
Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the applicable notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (a “Change of Control Payment Date”). The notice may, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the applicable Change of Control Payment Date.
Upon the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered and not withdrawn pursuant to the Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered and not withdrawn; and

•
deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
The Company will comply with the applicable requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
For purposes of this Section 8, the following terms will be applicable:
“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s Subsidiaries, taken as a whole, to any person, other than the Guarantor or one of its Subsidiaries; or (2) the Guarantor becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of acquisition, merger, amalgamation, consolidation, transfer, conveyance or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting stock of the Guarantor, other than by virtue of the imposition of a holding company, or the reincorporation of the Guarantor in another jurisdiction, so long as the beneficial owners of the voting stock of the Guarantor immediately prior to such transaction hold a majority of the voting power of the voting stock of such holding company or reincorporation entity immediately thereafter. Any disposition of a “disposed group” permitted pursuant to Section 5.01(b) of the Base Indenture will not constitute a Change of Control pursuant to clause (1) of the first sentence of this definition.
Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) of the definition of Change of Control above if (i) the Guarantor becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition of Change of Control, has the meaning given thereto in Section 13(d)(3) of the Exchange Act.

These provisions relating to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of a majority in aggregate principal amount of the Notes.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“investment grade rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Guarantor.
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“rating agencies” means (1) each of Moody’s and S&P and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
“rating event” means the rating on the Notes is lowered by both of the two rating agencies and the Notes are rated below an investment grade rating by both of the two rating agencies, in any case on any day during the period (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the rating agencies) commencing 60 days prior to the first public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“voting stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
Section 9.Denominations, Transfer, Exchange. The Notes are in fully registered form only, without coupons, in denominations of €100,000 and integral multiples of €1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes during a period beginning 15 days before the mailing of a redemption notice for any Notes or portions thereof selected for redemption.
Section 10.Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
Section 11.Amendment, Supplement and Waiver. The Indenture or the Notes may be amended or supplemented as provided in the Indenture.
Section 12.Defaults and Remedies. If an Event of Default with respect to the Notes at the time outstanding (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor as specified in the Indenture) occurs and is continuing, the Trustee by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of the then outstanding Notes (or, in the case of an Event of Default described in clause (4) of Section 6.01(a) of the Base Indenture, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities of all such series (and the Notes) so affected acting as one class) by notice to the Company, the Guarantor and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount

Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series (and the Notes) or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Notes shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01(a) of the Base Indenture hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder of the Notes. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (1) the rescission would not conflict with any judgment or decree, (2) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (3) the Trustee has been paid any amounts due to it for the compensation as may be agreed in writing by the parties from time to time, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 of the Base Indenture.
Section 13.Authentication. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.
Section 14.GOVERNING LAW. THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 15.CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address:
LYB International Finance II B.V.
Delftseplein 27E
3013 AA Rotterdam
The Netherlands
Facsimile: +31 10 713 7912
Attention: Managing Director
and
Lyondell Chemical Company
1221 McKinney Street
Suite 300
Houston, TX 77010
Facsimile: (713) 309-4631
Attention: General Counsel

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:_________________________________________________________
(Insert assignee’s legal name)
_____________________________________________________________________________________________
(Insert assignee’s Soc. Sec. or tax I.D. no.)
_____________________________________________________________________________________________
_____________________________________________________________________________________________
____________________________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint__________________________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _________________________

Your Signature:_______________________________________________
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: ___________________________________

________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE
If you want to elect to have this Note purchased by the Company pursuant to Section 9 of the Note, check the box below:
[   ]
If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9 of the Note, state the amount you elect to have purchased:
€_______________
Date:__________________

Your Signature: ____________________________________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:______________________________________________

Signature Guarantee*:__________________________________

_________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

 The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian